Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies.
Commitments and Contingencies

Note 25—Commitments and Contingencies

  Litigation

        The business of the Company involves the collection of numerous accounts, as well as the validation of liens and compliance with various state and federal lending and servicing laws. Accordingly, the Company may be involved in proceedings, claims, and legal actions arising in the ordinary course of business. As of December 31, 2013, the Company was not involved in any legal proceedings, claims, or actions in management's view would be reasonably likely to have a material adverse effect on the Company.

  Commitments to Fund and Sell Mortgage Loans

December 31, 2013
(in thousands)
Commitments to purchase mortgage loans from PennyMac Mortgage Investment Trust	$718,105
Commitments to fund mortgage loans	253,678

$971,783

Commitments to sell mortgage loans	$2,659,000